SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 23, 1996
                                        ----------------

                               ENCON SYSTEMS, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

        1-11065                                          04-3069270
        -------                                          ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)


         86 South Street, Hopkinton, Massachusetts             01748
         -----------------------------------------             -----
          (Address of Principal Executive Offices)          (Zip Code)

                                 (508) 435-7700
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                October 23, 1996



Item                                                                   Page
----                                                                   ----

ITEM 5.           OTHER EVENTS                                           1

ITEM 7.           EXHIBITS                                               1

SIGNATURES                                                               2

EXHIBITS                                                                E-1

                                       -i-





ITEM 5.           OTHER EVENTS

         Effective on September 27, 1996, ENCON Systems, Inc. (the "Company") and Providence Energy Corporation ("ProvEnergy") entered into an Agreement for the Purchase and Sale of a $350,000 Secured Term Note and Common Stock Purchase Warrants (the "Purchase Agreement"). Pursuant to the Purchase Agreement, ProvEnergy established a $350,000 line of credit for the Company, and the Company issued to ProvEnergy a promissory note and a warrant to purchase up to 7,000,000 shares of the Company's Common Stock, $.01 par value per share, subject to anti-dilution adjustments. The Company intends to use the line of credit to provide working capital for an exterior lighting retrofit contract entered into with a national food service distribution company.

ITEM 7.           EXHIBITS

         The following exhibit is filed herewith:

         Exhibit
            No.                             Title
            ---                             -----

            10 Agreement for the Purchase and Sale of a $350,000 Secured Term Note and Common Stock Purchase Warrants, dated as of September 11, 1996.

                                    SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ENCON Systems, Inc.



                                              By:/s/ Robert Wexler
                                                 ------------------------------
                                                 Robert Wexler
                                                 Interim Chief Executive Officer

Date: October 23, 1996

                                  EXHIBIT INDEX
                                  -------------


 Exhibit
   No.                                    Title
   ---                                    -----

   10 Agreement for the Purchase and Sale of a $350,000 Secured Term Note and Common Stock Purchase Warrants, dated as of September 11, 1996.